Organization and Operations	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Operations

Note 1 - Organization and Operations

US VR Global.com Inc (formerly Boly Group Holdings Corp or the “Company”) was incorporated on September 19, 2003 under the laws of the State of Delaware. The Company has engaged in consulting to corporations to improve performance.

Change in Control

Pursuant to the terms of the Stock Purchase Agreement dated December 15, 2017, between the Company, the former majority shareholders of the Company (the “Sellers”), and certain individuals (the “Purchasers”), the Purchasers purchased 222,994 shares of common stock of the Company from the Sellers, representing approximately 68% of the issued and outstanding shares of the Company, for an aggregate purchase price of $310,000. The $310,000 was paid by the Purchasers to the Sellers directly, and the transaction resulted in a change of control in the Company.

Effective December 15, 2017, one individual who was the former President, Chief Executive Officer, Chief Financial Officer of the Company and a board member resigned, and another individual who was a board member resigned. On the same day, the Company appointed Ramelle Ramli to serve as President, Chief Executive Officer and a member of Board of Directors. In addition, Company appointed Gary Chaw Cheng Fei as Chief Financial Officer and appointed Lai Chee Mei (Amanda) and Jaime Alexander Louis Terauds as members of Board of Directors.

On January 4, 2018 the Company changed its name from Boly Group Holdings Corp to US VR Global.com Inc.

On February 6, 2018, the Company consummated a share exchange agreement in a transaction accounted for as a reverse merger (recapitalization) (see Note 6).